Exhibit 99.1

Zymeworks and Royalty Pharma Enter into $250 Million Royalty-Backed Note Financing

•	Zymeworks to receive $250 million under a royalty-backed note financing from Royalty Pharma with repayments due from 30% of worldwide tiered royalties on Ziihera until fully repaid

•	Zymeworks to retain 70% of royalties on Ziihera sales per the agreement, with full royalty rights reverting to Zymeworks once the royalty payments to Royalty Pharma have ceased

•	Proceeds strengthen Zymeworks’ balance sheet with non-dilutive capital and support its stock repurchase program, potential strategic acquisitions, and cash runway beyond 2028

Vancouver, British Columbia and New York, NY (March 2, 2026) – Zymeworks Inc. (Nasdaq: ZYME) and Royalty Pharma plc (Nasdaq: RPRX) today announced an agreement for $250 million in funding from Royalty Pharma in the form of a non-recourse royalty-backed note with repayments due from 30% of worldwide tiered royalties on Ziihera® (zanidatamab-hrii) owed to Zymeworks from Jazz Pharmaceuticals (Jazz) and BeOne Medicines (BeOne).

“This strategic funding provides non-dilutive capital that enhances our flexibility to continue repurchasing shares at current prices, which we believe represents a compelling discount to our estimate of intrinsic value,” said Kenneth Galbraith, Chair, Chief Executive Officer and Acting Chief Financial Officer. “It also gives us additional capacity to pursue strategic acquisitions that meet our rigorous risk-adjusted return criteria and fund our cash runway beyond 2028. We believe this disciplined capital allocation strategy will increase the underlying value of the business, while thoughtfully reducing our share count over time, setting us up for higher long-term shareholder value.”

“We are delighted to enter into this royalty funding agreement with Zymeworks on royalties from Ziihera, a therapy with the potential to meaningfully change the treatment landscape for patients with HER2-positive gastric and biliary tract cancers,” said Pablo Legorreta, Chief Executive Officer and Chairman of the Board of Royalty Pharma. “The recent clinical results from HERIZON-GEA-01 for Ziihera in first-line metastatic gastroesophageal adenocarcinoma (mGEA) underscore its potential to prolong survival in a disease with poor prognosis and urgent need of new treatment options. This transaction enables us to participate in the long-term value of this important therapy while providing Zymeworks capital to achieve their strategic and financial goals.”

Transaction Terms

Under the terms of the agreement, Zymeworks will receive $250 million from Royalty Pharma through the issuance of a non-recourse royalty-backed note. Repayment of the note will be secured by 30% of future royalties from the global sales of Ziihera, generated under collaboration agreements with partners Jazz and BeOne, equating to an approximately low to mid-single digit upward tiering royalty up to a pre-specified repayment limit. Royalty Pharma will cease receiving any such royalties when it receives cumulative payments of either 1.65x the note amount by December 31, 2033, or 1.925x the note amount at any time thereafter, at which time no further repayments will be owed with respect to the note.

Under the collaboration agreement with Jazz, Zymeworks is eligible to receive tiered royalties of 10% to high teens on global (outside of Asia (other than Japan), Australia and New Zealand) annual sales of Ziihera up to $2.0 billion and 20% on annual net sales above $2.0 billion.

Under the collaboration agreement with BeOne, Zymeworks is eligible to receive tiered royalties of mid-single to mid-double digits on annual net sales of Ziihera up to $1.0 billion and 19.5% on annual net sales above $1.0 billion. BeOne holds marketing rights to Ziihera in Asia (excluding Japan), Australia and New Zealand.

Zymeworks will retain 70% of royalties on Ziihera sales during the note repayment period, with full royalty rights reverting to Zymeworks once the royalty payments to Royalty Pharma have ceased. All earned regulatory and commercial milestone payments under its agreements with Jazz and BeOne will be retained by Zymeworks, including up to $440.0 million in near-term milestone payments tied to future regulatory approvals of Ziihera in mGEA, $89.0 million regulatory milestones for third indications beyond biliary tract cancer and mGEA, and up to $977.5 million in potential commercial milestone payments, for total potential remaining payments of up to $1.5 billion.

Advisors

TD Cowen served as the financial advisor to Zymeworks on the transaction, and Gibson Dunn served as its legal advisor. Covington & Burling, Choate and Maiwald acted as legal advisors to Royalty Pharma.

About Ziihera® (zanidatamab-hrii)

Ziihera (zanidatamab-hrii) is a bispecific HER2-directed antibody that binds to two extracellular sites on HER2. Binding of zanidatamab with HER2 results in internalization leading to a reduction in HER2 expression of the receptor on the tumor cell surface. Zanidatamab induces complement-dependent cytotoxicity (CDC), antibody-dependent cellular cytotoxicity (ADCC), and antibody-dependent cellular phagocytosis (ADCP). These mechanisms result in tumor growth inhibition and cell death in vitro and in vivo.1 In the United States, Ziihera is indicated for the treatment of adults with previously treated, unresectable or metastatic HER2-positive (IHC 3+) biliary tract cancer (BTC), as detected by an FDA-approved test.1 The U.S. FDA granted accelerated approval for this indication based on overall response rate and duration of response. Continued approval for this indication may be contingent upon verification and description of clinical benefit in a confirmatory trial(s).1

Zanidatamab is being developed in multiple clinical trials as a targeted treatment option for patients with solid tumors that express HER2. Zanidatamab is being developed by Jazz and BeOne under license agreements from Zymeworks, which first developed the molecule.

The FDA granted two Breakthrough Therapy designations for zanidatamab’s development: one for patients with previously treated HER2 gene-amplified BTC and one for patients with locally advanced or metastatic gastroesophageal adenocarcinoma (GEA), and two Fast Track designations for zanidatamab: one as a single agent for refractory BTC and one in combination with standard-of-care chemotherapy for first-line GEA. Additionally, zanidatamab has received Orphan Drug designations from the FDA for the treatment of BTC and GEA, as well as Orphan Drug designation from the European Medicines Agency for the treatment of BTC and gastric cancer.

The full U.S. Prescribing Information for Ziihera, including BOXED Warning, is available at: https://pp.jazzpharma.com/pi/ziihera.en.USPI.pdf

About Zymeworks Inc.

Zymeworks is a global biotechnology company managing a portfolio of licensed healthcare assets and developing a diverse pipeline of novel, multifunctional biotherapeutics to improve the standard of care for difficult-to-treat diseases, including cancer, inflammation, and autoimmune disease. The Company’s asset and royalty aggregation strategy focuses on optimizing positive future cash flows from an emerging portfolio of licensed products such as Ziihera® (zanidatamab-hrii) and other licensed products and product candidates, such as pasritamig. In addition, Zymeworks is also building a portfolio of healthcare assets that can generate strong cash flows, while supporting the development of innovative medicines. Zymeworks engineered and developed Ziihera, a HER2-targeted bispecific antibody using the Company’s proprietary Azymetric™ technology and has entered into separate agreements with BeOne Medicines Ltd. (formerly BeiGene, Ltd.) and Jazz Pharmaceuticals Ireland Limited granting each exclusive rights to develop and commercialize zanidatamab in different territories. Zymeworks is rapidly advancing a robust pipeline of product candidates, leveraging its expertise in both antibody drug conjugates and multispecific antibody therapeutics targeting novel pathways in areas of significant unmet medical need. The Company’s complementary therapeutic platforms and fully integrated drug development engine provide the flexibility and compatibility to precisely engineer and develop highly differentiated antibody-based therapeutics. These capabilities have been further leveraged through strategic partnerships with global biopharmaceutical companies. For information about Zymeworks, visit www.zymeworks.com and follow @ZymeworksInc on X.

About Royalty Pharma plc

Founded in 1996, Royalty Pharma is the largest buyer of biopharmaceutical royalties and a leading funder of innovation across the biopharmaceutical industry, collaborating with innovators from academic institutions, research hospitals and non-profits through small and mid-cap biotechnology companies to leading global pharmaceutical companies. Royalty Pharma has assembled a portfolio of royalties which entitles it to payments based directly on the top-line sales of many of the industry’s leading therapies. Royalty Pharma funds innovation in the biopharmaceutical industry both directly and indirectly – directly when it partners with companies to co-fund late-stage clinical trials and new product launches in exchange for future royalties, and indirectly when it acquires existing royalties from the original innovators. Royalty Pharma’s current portfolio includes royalties on more than 35 commercial products, including Vertex’s Trikafta and Alyftrek, Johnson & Johnson’s Tremfya, GSK’s Trelegy, Roche’s Evrysdi, Servier’s Voranigo, Biogen’s Tysabri and Spinraza, AbbVie and Johnson & Johnson’s Imbruvica, Astellas and Pfizer’s Xtandi, Pfizer’s Nurtec ODT, and Gilead’s Trodelvy, among others, and 20 development-stage product candidates. For more information, visit www.royaltypharma.com.

Zymeworks Forward-Looking Statements

This press release includes “forward-looking statements” or information within the meaning of the applicable securities legislation, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements in this press release include, but are not limited to, statements that relate to the anticipated benefits of the royalty-backed note transaction, including the anticipated use of proceeds; Zymeworks’ expectations regarding implementation of its strategic priorities and the anticipated benefits thereof; Zymeworks ability to drive shareholder returns through stock repurchases and potential opportunistic strategic acquisitions; the timing and amount of potential milestone and royalty payments to Zymeworks and other developments related to Ziihera® (zanidatamab-hrii); the anticipated timings of regulatory filings and approvals related to assets in Zymeworks’ portfolio; implementation of its evolving asset aggregation strategy, including existing and potential future royalty streams and existing and potential new partnerships; anticipated capital allocation strategy; industry opportunities for acquisition of new revenue streams or collaborations; the commercial potential of technology platforms and product candidates; Zymeworks’ early-stage pipeline; Zymeworks’ anticipated cash runway and the ability to fund planned operations beyond 2028; and other information that is not historical information. When used herein, words such as “plan”, “believe”, “expect”, “may”, “continue”, “anticipate”, “potential”, “will”, “on track”, “progress”, and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions. Zymeworks believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. Zymeworks may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various factors, including, without limitation: Zymeworks may not realize the anticipated benefits of the royalty-backed note transaction and may not deploy the proceeds in a way that enhances shareholder returns; any of Zymeworks’ or its partners’ product candidates may fail in development, may not receive required regulatory approvals, or may be delayed to a point where they are not commercially viable; Zymeworks may not achieve milestones or receive additional payments under its collaborations; regulatory agencies may impose additional requirements or delay the initiation of clinical trials; the impact of new or changing laws and regulations; market conditions, including the impact of tariffs; potential negative impacts of FDA regulatory delays and uncertainty around recent policy developments, changes in the leadership of federal agencies such as the FDA, staff layoffs, budget cuts to agency programs and research, and changes in drug pricing controls; the impact of pandemics and other health crises on Zymeworks’ business, research and clinical development plans and timelines and results of operations, including impact on its clinical trial sites, collaborators, and contractors who act for or on Zymeworks’ behalf; zanidatamab may not be successfully commercialized; Zymeworks’ evolution of its business strategy related to anticipated and potential future milestones and royalty streams and existing and potential new partnerships may not be successfully implemented; Zymeworks’ business strategy may not deliver meaningful shareholder returns; Zymeworks may be unsuccessful in actively managing and/or aggregating revenue-generating assets alongside its active R&D operations; ongoing and future clinical trials may not demonstrate safety and efficacy of any of Zymeworks’ or its collaborators’ product candidates; data providing early validation of our antibody drug conjugate platform and next generation pipeline programs may not be replicated in future studies; Zymeworks’ assumptions and estimates regarding its financial condition, future financial performance and estimated cash runway may be incorrect; inability to maintain or enter into new partnerships or strategic collaborations; and the factors described under “Risk Factors” in Zymeworks’ quarterly and annual reports filed with the Securities and Exchange Commission (copies of which may be obtained at www.sec.gov and www.sedarplus.ca).

Although Zymeworks believes that such forward-looking statements are reasonable, there can be no assurance they will prove to be correct. Investors should not place undue reliance on forward-looking statements. The above assumptions, risks and uncertainties are not exhaustive. Forward-looking statements are made as of the date hereof and, except as may be required by law, Zymeworks undertakes no obligation to update, republish, or revise any forward-looking statements to reflect new information, future events or circumstances, or to reflect the occurrences of unanticipated events.

Royalty Pharma Forward-Looking Statements

The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this document unless stated otherwise, and neither the delivery of this document at any time, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. This document contains statements that constitute “forward-looking statements” as that term is defined in the United States Private Securities Litigation Reform Act of 1995, including statements that express the company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results, in contrast with statements that reflect historical facts. Examples include discussion of Royalty Pharma’s strategies, financing plans, growth opportunities, market growth, and plans for capital deployment. In some cases, you can identify such forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “target,” “forecast,” “guidance,” “goal,” “predicts,” “project,” “potential” or “continue,” the negative of these terms or similar expressions. Forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to the company. However, these forward-looking statements are not a guarantee of Royalty Pharma’s performance, and you should not place undue reliance on such statements. Forward-looking statements are subject to many risks, uncertainties and other variable circumstances, and other factors. Such risks and uncertainties may cause the statements to be inaccurate and readers are cautioned not to place undue reliance on such statements. Many of these risks are outside of Royalty Pharma’s control and could cause its actual results to differ materially from those it thought would occur. The forward-looking statements included in this document are made only as of the date hereof. Royalty Pharma does not undertake, and specifically declines, any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect future events or developments, except as required by law. For further information, please reference Royalty Pharma’s reports and documents filed with the U.S. Securities and Exchange Commission (“SEC”) by visiting EDGAR on the SEC’s website at www.sec.gov.

Zymeworks:

Investor inquiries:

Shrinal Inamdar

Vice President, Investor Relations

(604) 678-1388

ir@zymeworks.com

Media inquiries:

Diana Papove

Vice President, Corporate Communications

(604) 678-1388

media@zymeworks.com

Royalty Pharma Investor Relations and Communications:

+1 (212) 883-6637

ir@royaltypharma.com

[1]	ZIIHERA (zanidatamab-hrii) Prescribing Information. Palo Alto, CA: Jazz Pharmaceuticals, Inc.